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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  SEPTEMBER 25, 2003
                                                         ------------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


          MICHIGAN                      1-13092                 38-1841410
          --------                      -------                 ----------
(State or other jurisdiction          Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


         30200 TELEGRAPH ROAD, SUITE 105                           48025
             BINGHAM FARMS, MICHIGAN                               -----
     (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number including area code:  (248) 644-7110
                                                            --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9. Regulation FD Disclosure

                  On September 25, 2003, Malan Realty Investors, Inc. issued a press release regarding the partial redemption call for $10 million of 9.5% convertible subordinated debentures. The press release is furnished as Exhibit
99.1 and incorporated by reference herein.


ITEM 7. Financial Statements and Exhibits

(c)  Exhibits

99.1              Press release issued September 25, 2003

























                                       2
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                  Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MALAN REALTY INVESTORS, INC.
                                             (registrant)



September 29, 2003                           By: /s/ Elliott J. Broderick
                                                 ------------------------
                                                 Elliott J. Broderick
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer